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                                                                    EXHIBIT 99.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Daniel J. Warmenhoven, Chief Executive Officer of Network Appliance, Inc. (the "Company"), pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify to my knowledge that:

     (i) the Quarterly Report on Form 10-Q/A of the Company for the quarterly period ended July 26, 2002, as filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of
          Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 6, 2002

                                                    /s/ DANIEL J. WARMENHOVEN
                                                 -------------------------------
                                                        Daniel J. Warmenhoven
                                                       Chief Executive Officer



                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Steven J. Gomo, Senior Vice President of Finance and Chief Financial Officer of Network Appliance, Inc. (the "Company"), pursuant to 18 U.S.C.
Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify to my knowledge that:

     (i) the Quarterly Report on Form 10-Q/A of the Company for the quarterly period ended July 26, 2002, as filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of
          Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 6, 2002

                                                      /s/ STEVEN J. GOMO
                                                --------------------------------
                                                          Steven J. Gomo
                                                Senior Vice President of Finance
                                                  and Chief Financial Officer